EXHIBIT 99.2

 PGT Innovations  Q1 2019 Financial results  May 2, 2019

 FORWARD LOOKING STATEMENTS  Statements in this presentation regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may,” “expect,” “expectations,” “outlook,” “forecast,” “guidance,” “intend,” “believe,” “could,” “project,” “estimate,” “anticipate,” “should,” “plan” and similar terminology. These risks and uncertainties include factors such as:adverse changes in new home starts and home repair and remodeling trends, especially in the state of Florida, where the substantial portion of our sales are currently generated, and in the western United States, where the substantial portion of the sales of Western Window Systems’ operations are generated, and in the U.S. generally;macroeconomic conditions in Florida, where the substantial portion of our sales are generated, and in California, Texas, Arizona, Nevada, Colorado, Oregon, Washington and Hawaii, where the substantial portion of the sales of Western Window Systems are currently generated, and in the U.S. generally;our level of indebtedness, which increased in connection with our acquisition of Western Window Systems;the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, the Western Window Systems acquisition;the risk that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from the Western Window Systems acquisition may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates;raw material prices, especially for aluminum, glass and vinyl, including, price increases due to the implementation of tariffs and other trade-related restrictions;our dependence on a limited number of suppliers for certain of our key materials;sales fluctuations to and changes in our relationships with key customers;increases in bad debt owed to us by our customers in the event of a downturn in the home repair and remodeling or new home construction channels in our core markets and our inability to collect such debt;in addition to the Western Window Systems acquisition, our ability to successfully integrate businesses we may acquire, or that any business we acquire may not perform as we expected at the time we acquired it;increases in transportation costs, including due to increases in fuel prices;our dependence on our impact-resistant product lines and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products;product liability and warranty claims brought against us;federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations;our dependence on our limited number of geographically concentrated manufacturing facilities;risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by “hackers” and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; andthe risks and uncertainties discussed under Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 29, 2018.Statements in this presentation that are forward-looking statements include, without limitation, our expectations regarding: (1) demand for our products going forward, including the demand for our impact-resistant products and the products of Western Window Systems; (2) our ability to gain market share in 2019 and beyond; (3) the Company’s ability to continue to grow its sales and earnings in 2019 and going forward; (4) our ability to position ourselves as a national leader in the premium window and door market, and our performance in that market; (5) our integration of Western Window Systems and achievement of synergies related thereto; and (6) our financial and operational performance for our 2019 fiscal year, including our 2019 fiscal year outlook reaffirmed and set forth in this presentation.  2

 Use of Non-GAAP Financial Measures  This presentation and the financial schedules include financial measures and terms not calculated in accordance with U.S. generally accepted accounting principles (GAAP). We believe that presentation of non-GAAP measures such as adjusted net income, adjusted net income per share, and adjusted EBITDA provides investors and analysts with an alternative method for assessing our operating results in a manner that enables investors and analysts to more thoroughly evaluate our current performance compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for assessing our future earnings potential. The non-GAAP measures included in this release are provided to give investors access to types of measures that we use in analyzing our results.Adjusted net income consists of GAAP net income adjusted for the items included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income per share adjusted for the items included in the accompanying reconciliation. We believe these measures enable investors and analysts to more thoroughly evaluate our current performance as compared to the past performance and provide a better baseline for assessing the Company's future earnings potential. However, these measures do not provide a complete picture of our operations.Adjusted EBITDA consists of net income, adjusted for the items included in the accompanying reconciliation. We believe that adjusted EBITDA provides useful information to investors and analysts about the Company's performance because they eliminate the effects of period-to-period changes in taxes, costs associated with capital investments and interest expense. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes and thus does not reflect the actual funds generated from operations or available for capital investments.Our calculations of adjusted net income, adjusted net income per share, and adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP measures. Schedules that reconcile adjusted net income, adjusted net income per share, and adjusted EBITDA to GAAP net income are included in the financial schedules accompanying this release.Adjusted EBITDA as used in the calculation of the net debt-to-Adjusted EBITDA ratio, consists of our adjusted EBITDA as described above, but for the trailing twelve-month period, adjusted pursuant to the covenants contained in the 2016 Credit Agreement due 2022 for the acquisition of Western Window Systems.  3

 Executing 4 Strategic Pillars expected to Create Long-Term Customer and Shareholder Value   4  Customer-centric focus to drive brand recognition, loyalty and growth  Attracting and retaining talented, dedicated leaders to drive our business  Investing in our business and scaling our operations to meet increasing demand  Strategically allocating capital generated from our free cash flow to support our growth

SUPPORTIVE INDUSTRY TAILWINDS

Florida – Single Family Housing Starts (000s) – Moody's Forecast



'12-'18 CAGR: 14.1%
'18-'22 CAGR: 15.1%
42.3
54.1
56.1
68.3
78.0
85.9
93.7
107.1
132.4
152.3
164.5
2012
2013
2014
2015
2016
2017
2018
2019E
2020E
2021E
2022E

- Core market of Florida with 73% of Company sales
- Florida single-family housing starts CAGR of 14% from 2012-2018 outpaced national average
- Moody's forecasts Florida single-family housing starts CAGR from 2018-2022 to be 15%
- PGTI expects 2019 single-family housing starts of 105K vs. Moody's forecast of 107K
- We expect to drive continued growth in corporate builder channel as adoption of impact products continues to accelerate

PGT INNOVATIONS

INVENT. BUILD. DELIVER.

5

IMPACT-RESISTANT AND INDOOR/OUTDOOR LIVING PRODUCTS ARE IN HIGH DEMAND

IMPACT-RESISTANT

Significant Growth Potential Remaining in Florida Market[1]

>50% of Florida homes DO NOT have impact-resistant protection

18% of Florida homes have storm shutters (indirect competition to us)

18% of Florida homes have impact-resistant windows

13% of Florida homes have impact-resistant doors

INDOOR/OUTDOOR LIVING

$8-9B Growing Market

~$7B Total Addressable Market of New High-End Homes with Multi-sliding Doors in Back Wall

~11% 2012-2017 CAGR[2]

~$2B Total Addressable Market for New Homes with Contemporary Design

~24% 2012-2017 CAGR[2]

PGT INNOVATIONS — INVENT. BUILD. DELIVER.

1. Data as of 2017; Source: Industry data and Company estimates;
2. Total addressable market (TAM) for high-end homes with home values greater than $750k and have a multi-sliding doors in back wall.

6

DELIVERING SOLID Q1 RESULTS

Q1 2019	vs. Q1 2018
$174M Net Sales	↑ 24%
35.3% Gross Margins	↑ 3.4%
$0.14 Diluted EPS	=
$0.16 Adjusted Diluted EPS[1]	↓ $0.03
$28.3M Adjusted EBITDA[1]	↑ 30%

Highlights

- Sales, gross margin and adjusted EBITDA growth driven by Western Window Systems acquisition.
- Despite the slight decline in repair and remodel market overlapping significant growth in 2018, we drove double-digit growth in our legacy new construction channel.
- Western Window Systems integration is on track with expected cost synergies beginning to be realized in the first quarter and meaningful progress achieved in building infrastructure for expected selling synergies.
- Diluted EPS flat despite 7 million additional shares versus prior year period

1. Refer to reconciliation to GAAP

INVENT. BUILD. DELIVER.
7

Capital Allocation priorities  8  Internal Investment  Debt Reduction  Acquisitions  1  2  3  Strategic growth projects expected to drive margin improvementAdvertising and marketing investments expected to continue to benefit our growth  Expect to maintain a strong balance sheet and conservative capital structurePaid off $160 million of existing credit facility during second half of 2018  Strategic acquisitions are expected to grow shareholder valueExpansion into new geographies and other niche building products with attractive margins

 Reaffirming Full-Year 2019 Guidance  9          Full-Year 2018 Results  2019 Guidance as of 2/27/19  2019 Guidance vs. Full-Year 2018  Net Sales$698M  Net Sales$775M-$800M    11% – 15%  Adjusted EBITDA1$127M  Adjusted EBITDA$143M – $152M    13% – 20%  Net Income / Diluted Share$1.00  Net Income / Diluted Share$0.93 – $1.05              1. Refer to reconciliation to GAAP

 Why Invest in PGT Innovations  10            National leader in growing premium impact-resistant and indoor/outdoor window and door category  Expect to continue investing in talent and R&D to remain an industry leader in innovation and product development  Continued focus on operational efficiencies expected to drive additional margin expansion  Execution of our strategy expected to create long-term customer and shareholder value  Well positioned with diversified product portfolio to capture profitable growth in new construction and repair and remodel channels

 Q&A  11

 Creating National leader in premium windows & doors  12  Positioned to Drive Profitable, Sustained Growth and Value for Customers and Shareholders          Expect to have continued leadership in innovation and product development, marketing and sales  Broadened geographic platform with niche category leadership   Geographic, channel, customer and product diversity   Customer first, innovative product portfolio to build our family of brands           Shared culture of continuous improvement expected to drive continued top-line growth and operational efficiencies  Dynamic and experienced management team striving to improve all key performance-based metrics  Positioned to leverage flexible manufacturing capabilities to meet customer needs  Plan to strategically allocate capital from expected strong free cash flow and improved margin profiles

 Appendix  13  Reconciliation to Adjusted Net Income, Adjusted Net Income per Share-diluted, and Adjusted EBITDA

 Reconciliation of GAAP to NON-gaap MEASURES(unaudited - in thousands, except per share amounts)THREE MONTHS ENDED MARCH 30, 2019 AND March 31, 2018  14      Three Months Ended          3/30/2019    3/31/2018

 15    Reconciliation of GAAP to NON-gaap MEASURES(unaudited - in thousands, except per share amounts)Three Months ended march 30, 2019 and march 31, 2018

 Reconciliation of GAAP to NON-gaap MEASURES(unaudited - in thousands, except per share amounts)YEAR ENDED DECEMBER 29, 2018  16        Year Ended              12/29/2018        Reconciliation to Adjusted Net Income and Adjusted Net Income per share (1):                   Net income         $ 53,933           Reconciling items:                   Debt extinguishment costs (2)         3,375           Facility and equipment relocation costs (3)         833           Gains on sales of assets under Cardinal APA (4)         (2,551)          Transaction-related costs and effects (5)         4,144           Management reorganization and other corporate costs (6)         1,560           Write-offs of deferred lenders fees and discount relating to debt prepayments (7)        5,557           Tax effect of Tax Cuts and Jobs Act (8)         231           Tax effect of reconciling items         (3,271)          Adjusted net income        $ 63,811          Weighted-average diluted shares         54,106           Adjusted net income per share – diluted        $1.18          Reconciliation to Adjusted EBITDA (1):                   Depreciation and amortization expense         $ 24,450           Interest expense, net         26,529           Income tax expense (benefit)         11,272           Reversal of tax effect of reconciling items for adjusted net income above         3,271           Reconciling item included in interest expense, net         (5,557)          Tax effect of Tax Cuts and Jobs Act (8)         (231)          Stock-based compensation expense (9)         3,383           Adjusted EBITDA         $ 126,928          Adjusted EBITDA as percentage of net sales        18.2%

 Reconciliation of GAAP to NON-gaap MEASURES(unaudited - in thousands, except per share amounts)year ended December 29, 2018    17  The Company's non-GAAP financial measures were explained in its Form 8-K filed February 27, 2019. Represents debt extinguishment costs of $3.1 million recognized in the first quarter of 2018 relating to the Company's second refinancing and second amendment of the 2016 Credit Agreement on March 16, 2018, and $296 thousand in the third quarter relating to changes in lender positions under the revolving credit portion of the 2016 Credit Agreement. Represents costs associated with planned relocations of certain equipment and product lines, including the manufacturing operations of CGI Windows & Doors into its new facility in Hialeah, FL, costs associated with machinery and equipment relocations within our glass plant operations in North Venice, FL as the result of our planned disposal of certain glass manufacturing assets to Cardinal Glass Industries, and relocation of our EZ Breeze porch enclosures product line to our Orlando manufacturing facility. Of the $833 thousand, $814 thousand is classified within cost of sales during 2018, with the remainder classified within selling, general and administrative expenses. Represents gains from sales of assets to Cardinal LG Company (Cardinal) under an Asset Purchase Agreement (APA) dated September 22, 2017. Pursuant to the terms of the APA, which required us to transfer assets to Cardinal in phases, during the second quarter of 2018, we made transfers of assets to Cardinal which had a net book value totaling $3.2 million and fair value totaling $5.8 million, resulting in the recognition of gains totaling $2.6 million, classified as gains on sales of assets in the year ended December 29, 2018. Represents costs and other effects relating to our acquisition of Western Window Systems, which we announced on July 24, 2018, and completed on August 13, 2018. Of the $4.1 million in the year ended December 29, 2018, $3.8 million relates to transaction-related costs classified within selling, general and administrative expenses. The remaining $392 thousand relates to an opening balance sheet inventory valuation adjustment which is classified within cost of sales in the year ended December 29, 2018. Represents certain costs incurred relating to a fourth quarter legal settlement and regulatory actions, as well as costs relating to a unique warranty issue. Represents non-cash charges from write-offs of deferred lenders fees and discount relating to prepayments of borrowings outstanding under the term loan portion of the 2016 Credit Agreement totaling $160.0 million, of which $152.0 million was in the 2018 third quarter using proceeds from the issuance of 7 million shares of Company common stock in the 2018 Equity Issuance, and $8.0 million was in the 2018 fourth quarter using cash on hand, included in interest expense, net, in the three months and year ended December 29, 2018. Represents the 2018 adjustment to a discrete non-cash tax benefit recognized in 2017, relating to accounting for the decrease in our net deferred tax liability due to the reduction in the Federal corporate income tax rate under the Tax Cuts and Jobs Act legislation enacted on December 22, 2017. Beginning in 2018, we updated our reporting of adjusted EBITDA to exclude non-cash stock-based compensation expense.